SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 11, 2003


                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Indiana                     000-21671                35-1887991
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)



107 N. Pennsylvania Street, Suite 700, Indianapolis, Indiana       46204
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (317) 261-9000
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              (Registrant's telephone number, including area code)

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of The National Bank of Indianapolis Corporation (the "Registrant") under the Securities Act of 1933.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1   Letter to Shareholders of the Registrant, dated August 11, 2003.

Item 9.  Regulation FD Disclosure

         On August 11, 2003, the Registrant issued the letter to its shareholders attached hereto as an exhibit.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE NATIONAL BANK OF INDIANAPOLIS CORPORATION (Registrant)


Date:  August 11, 2003        By: /s/ Debra L. Ross
                                  -------------------------------------------
                              Its: Chief Financial Officer
                                   ------------------------------------------












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

                                INDEX TO EXHIBITS


Exhibit No.                     Description
-----------                     -----------

99.1 Letter to Shareholders of the Registrant, dated August 11, 2003.



















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